UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

Astra Space, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39426	14-1916687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street

Alameda, CA 94501

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ASTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On July 1, 2021, following the consummation of the previously-announced business combination the (“Business Combination”) between Astra Space, Inc. (now known as Astra Space Operations, Inc.), a Delaware corporation (“Old Astra”) and Holicity Inc., a Delaware corporation (pursuant to which Holicity Inc. changed its name to “Astra Space, Inc.” (“New Astra”)), Old Astra, as a wholly-owned subsidiary of New Astra, consummated the previously announced transaction (the “closing”) with Apollo Fusion, Inc., a designer and builder of thruster propulsion systems for satellite programs (“Apollo”), Artemis First Merger Sub, Inc. (“Merger Sub 1”), Apollo Fusion, LLC (“Merger Sub 2”) and the holders’ representative named therein (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub 1 merged with and into Apollo, then Apollo merged with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and as a wholly owned, indirect subsidiary of New Astra (the “Mergers”).

At the closing, Old Astra paid $20,000,000 of cash consideration (subject to customary adjustments) to holders of Apollo’s equity securities and outstanding options, and New Astra issued $30,000,000 in shares of its Class A Common Stock at a reference price per share equal to the then volume weighted average trading price over a 5-trading day period prior to the business day prior to the closing, to the holders of Apollo equity securities and outstanding options. In addition, up to an additional $15,000,000 of cash consideration and $60,000,000 of Class A Common Stock of New Astra, at a reference price per share equal to the then volume weighted average trading price over a 5-trading day period prior to the business day prior to issuance, will be issuable to the former holders of Apollo’s equity securities and outstanding options, provided certain customer revenue-based milestones are achieved prior to December 31, 2023.

An additional $10,000,000 of cash and $10,000,000 of Class A Common Stock of New Astra, at a reference price per share equal to the then volume weighted average trading price over a 5-trading day period prior to the business day prior to issuance, will be issued or issuable to employees of Apollo that join Old Astra, subject to certain performance-based milestones and other vesting provisions.

All shares issued or issuable pursuant to the foregoing transaction are expected to be included in a registration statement filed by New Astra following the closing.

The foregoing summary of the Merger Agreement and the Mergers does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contacting parties (including being qualified by confidential discussion made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the New Astra’s public disclosures.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of New Astra under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Current Report on Form 8-K and the information incorporated herein by reference may constitute “forward-looking statements”. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including New Astra’s ability to realize the benefits from the Business Combination and the Mergers; New Astra’s ability to maintain the listing of New Astra common stock on Nasdaq following the Business Combination and Mergers; future financial performance following the Business Combination and Mergers; public securities’ potential liquidity and trading; impact from the outcome of any known and unknown litigation; ability to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures; future mix of revenue and effect on gross margins; attraction and retention of qualified directors, officers, employees and key personnel; ability to compete effectively in a competitive industry; ability to protect and enhance our corporate reputation and brand; expectations concerning our relationships and actions with our technology partners and other third parties; impact from future regulatory, judicial and legislative changes to the industry; ability to locate and acquire complementary technologies or services and integrate those into New Astra’s business; future arrangements with, or investments in, other entities or associations; and intense competition and competitive pressure from other companies worldwide in the industries in which New Astra will operate.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the definitive Proxy Statement/Prospectus included in New Astra’s Registration Statement on Form S-4 (File No. 333-255703) filed with the SEC on June 8, 2021. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 2, 2021	Astra Space, Inc.

	By:	/s/ Chris Kemp
	Name:	Chris Kemp
	Title:	President, Chairman and Chief Executive Officer